EX-99.16.a

DIMENSIONAL INVESTMENT GROUP INC.
POWER OF ATTORNEY
The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC. (the "Fund") hereby appoint DAVID G. BOOTH, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, GERARD K. O’REILLY, DAVID P. BUTLER, CAROLYN L. O, LISA M. DALLMER, BERNARD J. GRZELAK, JAN MILLER, ERIC HALL, RYAN P. BUECHNER and JAMES J. TAYLOR (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with or register any security issued by the Fund under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Fund’s Registration Statement on Form N-14 as it relates to the reorganization of the Tax-Managed U.S. Marketwide Value Portfolio, a portfolio of DFA Investment Dimensions Group Inc., with and into the Tax-Managed U.S. Marketwide Value Portfolio II, a portfolio of the Fund, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority.  Each of the undersigned grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
The undersigned officers and directors hereby execute this Power of Attorney as of this 24th day of June, 2021.
/s/ David P. Butler	/s/ Gerard K. O’Reilly
David P. Butler, Co-Chief Executive Officer	Gerard K. O’Reilly, Co-Chief Executive Officer and Chief Investment Officer

/s/ David G. Booth	/s/ Catherine L. Newell
David G. Booth, Chairman and Trustee	Catherine L. Newell, President and General Counsel

/s/ George M. Constantinides	/s/ Lisa M. Dallmer
George M. Constantinides, Trustee	Lisa M. Dallmer, Chief Operating Officer

/s/ Douglas W. Diamond	/s/ Myron S. Scholes
Douglas W. Diamond, Trustee	Myron S. Scholes, Trustee

/s/ Darrell Duffie	/s/ Abbie J. Smith
Darrell Duffie, Trustee	Abbie J. Smith, Trustee

/s/ Roger G. Ibbotson	/s/ Ingrid M. Werner
Roger G. Ibbotson, Trustee	Ingrid M. Werner, Trustee

/s/ Jan Miller
Jan Miller, Vice President, Chief Financial Officer, and Treasurer

THE DFA INVESTMENT TRUST COMPANY
POWER OF ATTORNEY
The undersigned officers and trustees of THE DFA INVESTMENT TRUST COMPANY (the "Trust") hereby appoint DAVID G. BOOTH, CATHERINE L. NEWELL, VALERIE A. BROWN, JEFF J. JEON, GERARD K. O’REILLY, DAVID P. BUTLER, CAROLYN L. O, LISA M. DALLMER, BERNARD J. GRZELAK, JAN MILLER, ERIC HALL, RYAN P. BUECHNER and JAMES J. TAYLOR (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents referred to below, relating to (i) the Trust's registration statement on Form N‑1A under the Investment Company Act of 1940 (the “1940 Act”), including any and all amendments thereto, covering the registration of the Trust as an investment company and the sale of shares by the Trust, and (ii) a registration statement on Form N-1A under the Securities Act of 1933 and/or the 1940 Act, including any and all amendments thereto, covering the registration of any registered investment company for which a series of the Trust serves as a master fund in a master fund-feeder fund structure, including, with reference to (i) and (ii), all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings.  Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
The undersigned officers and trustees hereby execute this Power of Attorney as of the 24th day of June, 2021.
/s/ David P. Butler	/s/ Gerard K. O’Reilly
David P. Butler, Co-Chief Executive Officer	Gerard K. O’Reilly, Co-Chief Executive Officer and Chief Investment Officer

/s/ David G. Booth	/s/ Catherine L. Newell
David G. Booth, Chairman and Trustee	Catherine L. Newell, President and General Counsel

/s/ George M. Constantinides	/s/ Lisa M. Dallmer
George M. Constantinides, Trustee	Lisa M. Dallmer, Chief Operating Officer

/s/ Douglas W. Diamond	/s/ Myron S. Scholes
Douglas W. Diamond, Trustee	Myron S. Scholes, Trustee

/s/ Darrell Duffie	/s/ Abbie J. Smith
Darrell Duffie, Trustee	Abbie J. Smith, Trustee

/s/ Roger G. Ibbotson	/s/ Ingrid M. Werner
Roger G. Ibbotson, Trustee	Ingrid M. Werner, Trustee

/s/ Jan Miller
Jan Miller, Vice President, Chief Financial Officer, and Treasurer